EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
($400,000,000 UNSECURED SENIOR REVOLVING CREDIT FACILITY)
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of November 30, 2010, is entered into by and among ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD, an exempted company incorporated in Bermuda (“Holdings”), ALLIED WORLD ASSURANCE COMPANY, LTD, an exempted company incorporated in Bermuda (“Allied World,” and together with Holdings, the “Borrowers”), ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG, a Swiss corporation (“Swiss Holdings” and together with the Borrowers, the “Credit Parties”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association, “Wells Fargo”), as Administrative Agent, L/C Agent and Fronting Bank for the Lenders.
RECITALS
     A. The Borrowers, the several lenders from time to time party thereto (the “Lenders”), the Administrative Agent and Bank of America, N.A., as Syndication Agent, are party to the Credit Agreement, dated as of November 27, 2007 (as amended by the First Amendment to Credit Agreement, dated as of February 25, 2010, and as further amended, supplemented, restated or otherwise modified from time to time, the “Unsecured Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility for the making of revolving loans and for the issuance of standby letters of credit for the account of the Borrowers in the aggregate principal amount of $400,000,000. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Unsecured Credit Agreement.
     B. Upon receipt of the requisite shareholder and governmental approvals and the satisfaction or waiver of certain conditions, the Borrowers desire to enter into the following series of transactions (the “Redomestication Transactions”) pursuant to the Scheme of Arrangement attached as Annex A to Holding’s definitive proxy statement dated as of October 14, 2010 (the “Scheme of Arrangement”): (i) all outstanding Capital Stock of Holdings shall be cancelled, (ii) Holdings shall issue new Capital Stock to Swiss Holdings (which will constitute all of Holdings’ issued Capital Stock at such time), thus becoming a direct Wholly Owned subsidiary of Swiss Holdings, and (iii) Swiss Holdings shall issue Capital Stock on a one-for-one basis to the holders of the outstanding Capital Stock of Holdings that has been cancelled.
     C. The Borrowers have requested the consent of the Required Lenders to enter into the Redomestication Transactions prior to the consummation thereof and to amend the Unsecured Credit Agreement effective upon the consummation thereof, all on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
CONSENT
     The Required Lenders hereby consent to the Redomestication Transactions, provided that the consent set forth herein shall terminate as set forth below upon the earliest to occur of the following (each, a “Consent Termination Event”): (i) 5:00 p.m. EDT on December 31, 2010, unless both the Redomestication Transactions shall have been consummated in accordance with the Scheme of Arrangement and the conditions set forth in Article III hereof have been satisfied by such time; (ii) the date upon which the board of directors of Holdings, the shareholders of Holdings or the Supreme Court of Bermuda shall have withdrawn or withheld its approval of the Redomestication Transactions or qualified or modified such approval in any manner adverse to the Lenders in any material respect; or (iii) the occurrence or continuance of any Default or Event of Default prior to the consummation of the Redomestication Transactions. Upon the occurrence of any Consent Termination Event, the consent set forth in this Article I shall upon written notice of the Administrative Agent to the Borrowers terminate and be of no further force or effect, and all rights and remedies of the Administrative Agent and the Lenders under the Unsecured Credit Agreement and any other Credit Document with respect to the matters set forth in this Article I shall, without any further action by any person, automatically be reinstated as if the consent set forth in this Article I had not become effective. The consent contained in this Article I is a consent under the Unsecured Credit Agreement and shall not constitute or be deemed to be a waiver of, consent to or departure from, any other term or provision in the Unsecured Credit Agreement, which shall continue in full force and effect, nor shall this consent constitute a course of dealing among the parties.
ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
     2.1 Amendments to the Unsecured Credit Agreement. Effective upon the consummation of the Redomestication Transactions, the Unsecured Credit Agreement is hereby amended as set forth in the composite conformed copy of the Unsecured Credit Agreement attached hereto as Exhibit A-1 with the changes indicated as blacklined additions or deletions in the composite conformed copy of the Unsecured Credit Agreement attached hereto as Exhibit A-2.
     2.2 Amendments to Exhibits to the Unsecured Credit Agreement. Effective upon the consummation of the Redomestication Transactions, Exhibit D (Form of Compliance Certificate) to the Unsecured Credit Agreement is hereby deleted in its entirety and replaced with the new Exhibit D to the Unsecured Credit Agreement attached hereto as Exhibit B.

     2.3 Amendments to Schedules to the Credit Agreement. Effective upon the consummation of the Redomestication Transactions, Schedules 1.1(a)(Commitments and Notice Addresses), 5.4 (Licenses) and 5.7 (Subsidiaries) to the Unsecured Credit Agreement are hereby deleted in their entirety and replaced with the new Schedules 1.1(a), 5.4 and 5.7 to the Unsecured Credit Agreement attached hereto as Exhibit C.
ARTICLE III
CONDITIONS OF EFFECTIVENESS
     3.1 The consent set forth in Article I hereof shall become effective as of the date (the “Consent Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Required Lenders.
     3.2 The amendments set forth in Article II hereof shall become effective as of the date (the “Second Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
     (a) The Administrative Agent shall have received evidence reasonably satisfactory to it that the closing of the Redomestication Transactions in accordance with the Scheme of Arrangement has occurred without any amendment or modification thereto that, in the reasonable determination of the Administrative Agent, would be adverse in any material respect to the rights or interests of the Lenders, including without limitation, copies of all court orders and governmental certificates and orders sanctioning the consummation of the Redomestication Transactions;
     (b) The Administrative Agent shall have received a legal opinion from counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent, addressing such matters as the Administrative Agent may reasonably request;
     (c) The Administrative Agent shall have received a certificate, signed by a Responsible Officer of each Credit Party, in form and substance reasonably satisfactory to the Administrative Agent, certifying that no Default or Event of Default exists, both immediately before and after giving effect to this Second Amendment;
     (d) The Administrative Agent shall have received a certificate of the secretary, an assistant secretary or other appropriate officer of Swiss Holdings, in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that attached thereto is a true and complete copy of the Articles of Association and all amendments thereto of Swiss Holdings, certified as of a recent date by the appropriate Governmental Authority of its jurisdiction of organization, and that the same has not been amended since the date of such certification, and (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of Swiss Holdings authorizing the execution, delivery and performance of this Second Amendment and its joinder to the Unsecured Credit Agreement as a Guarantor, and as to the incumbency and genuineness of the signature of each officer of Swiss Holdings executing this Second Amendment or any of the other Credit Documents, and attaching all such copies of the documents described above;

     (e) On the Second Amendment Effective Date, the representations and warranties set forth in Article IV hereof shall be true and correct; and
     (f) The Credit Parties shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Second Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Each Credit Party hereby represents and warrants, on and as of the Second Amendment Effective Date, that (i) the representations and warranties contained in the Unsecured Credit Agreement and the other Credit Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and after giving effect to this Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case only on and as of such specific date), (ii) this Second Amendment has been duly authorized, executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, (iii) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date, both immediately before and after giving effect to the Second Amendment and (iv) the Redomestication Transactions have been consummated in accordance with the terms and conditions of the Scheme of Arrangement without any waiver, modification or consent thereunder that is adverse to the Lenders in any material respect and no law or regulation will be applicable, or event will have occurred, nor will any litigation or investigation be pending or threatened, that could reasonably be expected to impose materially adverse conditions, or which could reasonably be expected to have a Material Adverse Effect.
ARTICLE V
ACKNOWLEDGEMENT AND CONFIRMATION
     Each party to this Second Amendment hereby confirms and agrees that, after giving effect to this Second Amendment, and except as expressly amended hereby, the Unsecured Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each Credit Party represents and warrants to the Lenders that as of the Second Amendment Effective Date it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this

Second Amendment. This acknowledgement and confirmation by each Credit Party is made and delivered to induce the Administrative Agent and the Lenders to enter into this Second Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Second Amendment in the absence of the acknowledgement and confirmation contained herein.
     For the avoidance of doubt, each party to this Second Amendment hereby confirms and agrees that the Closing Date under the Unsecured Credit Agreement occurred, and all conditions precedent set forth in Section 4.1 of the Unsecured Credit Agreement were satisfied, on November 27, 2007.
ARTICLE VI
MISCELLANEOUS
     6.1 Joinder of Swiss Holdings to Credit Agreement. Swiss Holdings agrees to be bound, from and after the Second Amendment Effective Date, by all of the provisions of the Unsecured Credit Agreement and the other Credit Documents specifically applicable to Swiss Holdings or to a “Guarantor,” and agrees that it shall, on and as of the Second Amendment Effective Date, be a party to the Unsecured Credit Agreement, as amended hereby, and a “Guarantor” for all purposes thereof to the same extent as if originally a party thereto.
     6.2 Governing Law. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).
     6.3 Credit Document. As used in the Unsecured Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Unsecured Credit Agreement after amendment by this Second Amendment. Any reference to the Unsecured Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Unsecured Credit Agreement and Credit Documents as amended hereby. This Second Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Unsecured Credit Agreement except as expressly set forth herein. This Second Amendment shall constitute a Credit Document under the terms of the Unsecured Credit Agreement.
     6.4 Expenses. The Credit Parties shall (i) pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other Credit Documents delivered in connection herewith.
     6.5 Severability. To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.
     6.6 Successors and Assigns. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
     6.7 Construction. The headings of the various sections and subsections of this Second Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
     6.8 Counterparts; Integration. This Second Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Second Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
By:	/s/ Scott A. Carmilani
	Name:	Scott A. Carmilani
	Title:	President and Chief Executive Officer

By:	/s/ Joan H. Dillard
	Name:	Joan H. Dillard
	Title:	Executive Vice President and Chief Financial Officer

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
By:	/s/ Joan H. Dillard
	Name:	Joan H. Dillard
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Marchelle D. Lewis
	Name:	Marchelle D. Lewis
	Title:	Senior Vice President and Treasurer

ALLIED WORLD ASSURANCE COMPANY, LTD
By:	/s/ Joan H. Dillard
	Name:	Joan H. Dillard
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Marchelle D. Lewis
	Name:	Marchelle D. Lewis
	Title:	Senior Vice President and Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association), as the Administrative Agent, the L/C Agent, a Fronting Bank and as a Lender
	By:	/s/ Casey Connelly
		Name:	Casey Connelly
		Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

Bank of America, N.A.
By:	/s/ Brady Fife
	Name:	Brady Fife
	Title:	Director

The Bank of N.T. Butterfield & Son Limited
By:	/s/ Alan Day
	Name:	Alan Day
	Title:	Vice President, Corporate Banking

The Bank of N.T. Butterfield & Son Limited
By:	/s/ Daniel McCleary
	Name:	Daniel McCleary
	Title:	Vice President, Credit Risk Management

The Bank of New York Mellon, as a Lender
By:	/s/ Michael Pensari
	Name:	Michael Pensari
	Title:	V.P.

Barclays Bank PLC
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

Credit Agricole Corporate & Investment Bank
By:	/s/ Charles Kornberger
	Name:	Charles Kornberger
	Title:	Managing Director

By:	/s/ Gina Harth-Cryde
	Name:	Gina Harth-Cryde
	Title:	Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

Deutsche Bank AG New York Branch
By:	/s/ John S. McGill
	Name:	John S. McGill
	Title:	Director

By:	/s/ Kathleen Bowers
	Name:	Kathleen Bowers
	Title:	Director

ING Bank, N.V., London Branch
By:	/s/ N J Marchant
	Name:	N J Marchant
	Title:	Director

By:	/s/ M E R Sharman
	Name:	M E R Sharman
	Title:	Managing Director

JPMorgan Chase Bank, N.A.
By:	/s/ Melvin D. Jackson
	Name:	Melvin D. Jackson
	Title:	Vice President

Lloyds TSB Bank PLC, as a Lender
By:	/s/ Richard Herder
	Name:	Richard Herder
	Title:	Managing Director

By:	/s/ Morgan Beanland
	Name:	Morgan Beanland
	Title:	Senior Vice President

Suntrust Bank
By:	/s/ K. Scott Bazemore
	Name:	K. Scott Bazemore
	Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT